EXHIBIT 10.25


                                    GUARANTEE

THIS DEED OF GUARANTEE is made on June 21, 2001 by and between ABLEAUCTIONS.COM, INC., a Florida corporation (the "the Guarantor") and NORTHERN IRELAND LOCAL GOVERNMENT OFFICERS' SUPERANNUATION COMMITTEE of Templeton House, 411 Holywood Road, Belfast BT4 2LP o (the "the Lender").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Lender has lent the principal amount of US$460,000 to iCOLLECTOR PLC (Company No: 3201371) whose registered office is at 3rd Floor, United House, 9 Pembridge Road, London W11 3JY (the "Borrower") to the order of the Lender, under the terms of the Loan Agreement of equal date (the "Loan Agreement");

     WHEREAS, the Lender, Borrower and the Guarantor are parties to a Heads of Terms dated June ___, 2001 (the "Heads of Terms"), under which (i) the Lender entered into the Loan Agreement and loaned the Borrower US$460,000 (the "Loan"),
(ii) the Lender has agreed to underwrite a pre-emptive offer by the Borrower to its shareholders of convertible loan notes having an aggregate value of US$3,828,000, (iii) the Guarantor has agreed to make an offer to acquire 100% of the shares of the Borrower (the "Offer"), and (iv) the Guarantor has agreed to provide this Guarantee to secure repayment of the Loan by the Borrower.

     WHEREAS, pursuant to the Heads of Terms, the Guarantor has agreed to issue to the Lender five hundred thousand (500,000) shares of common stock of the Guarantor (the "Guarantee Shares") as full and complete satisfaction of the Guarantor's obligations under the terms of this Guarantee, and the Lender has agreed to such terms;

     WHEREAS, the Guarantor has authorized the issuance of the Guarantee Shares to the Lender under the terms and conditions of this Guarantee;

     WHEREAS, it was a condition precedent to the Lender making the Loan and the parties entering into the Heads of Terms that the Guarantor execute and deliver to the Lender a guaranty guaranteeing the indebtedness and all liabilities of the Borrower under the Loan Agreement;

     WHEREAS, the Loan shall be converted into shares of Borrower at the higher of

     (a)  par


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     (b)  or (b) the average market price of the Borrower's  ordinary shares for the 20 business days prior to the date that the Lender serves notice electing to convert all or part of the Loan immediately prior to and conditional upon the Offer becoming unconditional in all respects; and

     WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the Lender entering into the Loan Agreement and the Heads of Terms.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make the Loan and the parties to enter into the Heads of Terms, the Guarantor hereby agrees with the Lender as follows:

     SECTION 1. Definitions. Reference is hereby made to the Loan, the Loan agreement and the Heads of Terms for a statement of the respective terms thereof. All terms used in this Guarantee which are defined in the Heads of Terms and not otherwise defined herein shall have the same meanings herein as set forth therein.

     SECTION 2. Guarantee. (a) If the Guarantor terminates the Offer for a reason other than the failure of a condition set forth in paragraph 5 of the Heads of Terms, the Guarantor hereby irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) (the "Due Date"), of all amounts now or hereafter owing by the Borrower in respect of the Loan, whether for principal of the Loan, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees (including collection fees as set out in the Loan Agreement), commissions, expenses, indemnifications or otherwise (collectively, the "Without Cause Amount"). The Guarantor will pay the Without Cause Amount by issuing the Lender five hundred thousand (500,000) Guarantee Shares as full and complete satisfaction of the Guarantor's obligations under this Guarantee.

     (b) If the Offer terminates as a result of the failure of one or more conditions set forth in paragraph 5 of the Heads of Terms, the Guarantor shall provide the Lender and the Borrower notice of termination of the Offer and the Heads of Terms (a "Termination Notice") and the Guarantor hereby irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower of the amount equal to the amount of the Loan (the "For Cause Amount"). The Guarantor will pay the For Cause Amount by issuing to the Lender Guarantee Shares with a fair market value (as determined by the five day average closing price of the shares of common stock of the Guarantor as quoted on the American Stock Exchange or such other primary exchange or public market for such shares immediately prior to the Due Date or the Termination Notice, as applicable) equal to the Loan as full and complete satisfaction of the Guarantor's obligations under this Guarantee.

     (c) Upon failure by the Borrower to pay punctually as and when due and payable all amounts owing by the Borrower in respect of the Loan, the Guarantor shall forthwith



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on demand pay the Without Cause Amount or the For Cause Amount,  as  applicable, at such placer as is specified by the Lender. Notwithstanding the foregoing, the number of shares issuable to the Lender in full and complete satisfaction of the obligations under this Guarantee shall not exceed 500,000 Guarantee Shares.

     (d) The Guarantee Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued to the Lender in reliance upon Regulation S under the 1933 Act. The certificates representing the Guarantee Shares shall bear a restrictive legend in substantially the form as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT; (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OR RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

     (e) The Lender represents and warrants that it, and if applicable, each person for whose account it acquires Guarantee Shares:

          (i) is not a "U.S. Person," as that term is defined by Rule 902 of Regulation S of the 1933 Act (the definition of which includes, but is not limited to, an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized under the laws of the United States);

          (ii) Did not execute or deliver this Guarantee in the United States;

          (iii)Acknowledges that no offers to sell the Guarantee Shares were made by any other person to the Lender while the Lender was in the United States; and



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          (iv) acknowledges  that the Guarantee  Shares are not being  acquired, directly or indirectly, for the amount or benefit of a U.S. Person or a person in the United States.

     (f) The Lender agrees not to engage in any hedging transactions or other transactions that have the effect of transferring the economic risk of ownership of the Guarantee Shares unless such transactions comply with the requirements of the 1933 Act.

     (g) The Lender agrees it will not offer, sell or otherwise transfer any of the Guarantee Shares directly or indirectly, unless:

          (i)  the sale is to the Guarantor;

          (ii) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

          (iii)the sale is made in compliance with the exemption from the registration statements under the 1933 Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with any applicable state securities or "Blue Sky" laws; or

          (iv) the securities are sold in a transaction that does not require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of securities; and

with respect to subparagraphs (iii) and (iv) hereof, it has prior to such sale furnished to the Guarantor an opinion of counsel reasonably satisfactory to the Guarantor.


     SECTION 3. Guarantor's Obligations Unconditional.

     (a) Except as otherwise limited in Sections 2(b) and 2(d), the Guarantor hereby guarantees that the amounts due under the Loan Agreement will be paid by the Guarantor strictly in accordance with the terms of the Loan Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The obligations of the Guarantor under this Guarantee are independent of the Borrower's obligations under the Loan Agreement, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Loan Agreement or any agreement or instrument relating thereto (collectively, the "Loan Documents") or (ii) any non-perfection of any lien on, or security interest in, any collateral.



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     (b) This  Guarantee  (i) is a continuing  guaranty and shall remain in full force and effect until such date on which all of the obligations and all other expenses to be paid by the Guarantor or the Borrower pursuant thereto shall have been satisfied in full, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, as all through such payment had not been made.

     SECTION 4. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Loan Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Loan Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Lender.

     SECTION 5. Subrogation. Upon making any payment under this Guarantee, the Guarantee shall be subrogated to the rights of the Lender against the Borrower with respect to such payment; provided, however, until the Loan has been satisfied in full, the Guarantor hereby waives and irrevocably agrees it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against the Borrower on account of any payments made under this Guarantee, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when the Loan and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lender to be applied in whole or in part by the Lender against the Loan, whether matured or unmatured, and all such other expenses in accordance with the terms of the Loan Documents.

     SECTION 6. Maximum Guaranteed Amount. Notwithstanding any other provision of this Guarantee to the contrary, if the obligations of the Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantor's liability under this Guarantee, then notwithstanding any other provision of this Guarantee to the contrary, the amount of such liability shall, without any further action by the Guarantor or any other person or entity, be automatically limited to 500,000 shares of common stock of the Guarantor.

     SECTION 7. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address set forth in the Loan Agreement; if to the Lender, to it at its address set forth in the Loan Agreement; or, as to any such person, at such other address as shall be designated by such person in a written notice to such other persons complying as to delivery with the terms of this
Section 7. All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or three business days after mailing, whichever first occurs, (ii) if telecopied, when



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transmitted and a confirmation  is received,  provided the same is on a business day and, if not, on the next business day, or (iii) if delivered, upon delivery, provided the same is on a business day and, if not, on the next business day.

     SECTION 8. Integration. This Guarantee constitutes the entire agreement and understanding among the parties hereto in relation to the Guarantor's guarantee to repay the Loan and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

     SECTION  9.  Governing  Law.  This  Guarantee   shall  be  subject  to  the
non-exclusive jurisdiction of the English Courts and governed by the laws of England.

     SECTION 10. Miscellaneous.

     (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds or at the option of the Lender shares of common stock to the Lender at such address specified by the Lender from time to time by notice to such the Guarantor.

     (b) No amendment of any provision of this Guarantee shall be effective unless it is in writing and signed by the Guarantor and the Lender, and no waiver of any provision of this Guarantee, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (c) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under the Loan
Agreement and any agreement or document relating thereto against any party thereto are not conditional or contingent on any attempt by any such person to exercise any of its rights under any other Loan Document against such party or against any other person.

     (d) Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (e) This Guarantee shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Lender may, with prior written consent of the Guarantor, which shall not be unreasonably withheld, assign or otherwise transfer the Loan, and assign or otherwise transfer its rights under any other Loan Document, to any other person, and such other person shall thereupon become vested with all of the benefits in respect



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thereof  granted  to the  Lender  herein  or  otherwise.  None of the  rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

     (f) The parties to this Guarantee do not intend that any term of this Guarantee should be enforceable by virtue of the Contacts (Rights of Third Parties) Act 1999 by any person who is not a party to this Guarantee.

     SECTION 11. Agency. Schroder Investment Management Limited ("SIM") has been given authority by the Lender to execute this Guarantee on its behalf and by signing this Guarantee is only doing so in its capacity as agent on behalf of the Lender. All rights, obligations, warranties and covenants under this Guarantee are between the Lender and the Guarantor and not SIM.












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

     IN WITNESS WHEREOF, the parties have caused this Guarantee to be executed and delivered as a deed as of the date first above written.



                             ABLEAUCTIONS.COM, INC.



                             By: /s/ Ron Miller
                                 -------------------------------------------
                                 Name:  Ron Miller
                                 Title: VP/CEO



                             NORTHERN IRELAND LOCAL OVERNMENT OFFICERS'
                               SUPERANNUATION COMMITTEE



                             By:
                                 -------------------------------------------
                                 Name:
                                 Title: